                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)     February 27, 1998
                                                     --------------------------


                         SEARCH FINANCIAL SERVICES INC.
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               (Exact name of registrant as specified in charter)


          DELAWARE                      0-9539                  41-1356819
----------------------------   ------------------------  -----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)

               600 N. PEARL STREET
                   SUITE 2500
                  DALLAS, TEXAS                        75201-2899
----------------------------------------------  --------------------------------
    (Address of principal executive offices)           (Zip Code)



     Registrant's telephone number, including area code      (214) 965-6000
                                                        ------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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ITEM 3.          BANKRUPTCY OR RECEIVERSHIP.

         On March 6, 1998, Registrant and its automobile finance subsidiaries, MS Financial, Inc. ("MSF"), Search Funding Corp. and Search Financial Services Acceptance Corp., filed petitions under Chapter 11 of the United States Bankruptcy Code, as amended, in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division. The petitions are currently pending as jointly administered Case No. 398-32129-RCM-11.

         In connection with the filing of the Chapter 11 petitions, Registrant announced that it is continuing discussions with Fleet Bank, N.A. and the other banks party to the MSF loan agreement to reach agreement on an order that would
(1) provide for a transfer of the collateral securing the loan agreement to the bank group, or a sale of the underlying receivables portfolio pledged to the bank groups to a third party, in full satisfaction of the obligations owed to the bank group, and (2) allow Search and MSF to use a portion of the collections on the receivables portfolio pledged to the bank group to fund collection and related operating expenses until such transfer to the banks or sale to a third party takes place. On March 9, 1998, the Bankruptcy Court entered an order permitting such use of a portion of those collections on an interim basis.

         Registrant also announced that any transfer or sale (1) would require approval pursuant to Bankruptcy Court order in the Chapter 11 cases, (2) would be subject to receipt of higher and better offers and (3) is currently contemplated to provide for MSF to share in any proceeds from collections on the portfolio in excess of amounts equal to the obligations owed under the loan agreement and servicing costs. There can be no assurance that a transfer or sale will be approved by the Bankruptcy Court or that, if a transfer or sale does occur, collections on the portfolio will be sufficient to allow MSF to share therein.

ITEM 5.          OTHER EVENTS.

         Registrant also announced on March 9, 1998 that it has restructured the loan agreement between Hibernia National Bank ("Hibernia") and certain of its subsidiaries to permit additional borrowings under the agreement by Registrant's consumer finance subsidiaries. As part of the restructuring, non-prime auto receivables with an outstanding principal balance of approximately $19.7 million, pledged to secure borrowings under the loan agreement, were conveyed to Hibernia in exchange for satisfaction of outstanding indebtedness of approximately $15.9 million and the waiver by Hibernia of all existing events of default under the loan agreement. As a result of this restructuring, the maximum amount that can be borrowed under the loan agreement is $14,000,000 and all borrowings will bear interest at the prime rate +2%. As of March 6, 1998, the principal amount owing under the loan agreement was approximately $9.4 million.





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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

     (c)         Exhibits

                 2.1 Agreed Order Regarding Limited Use of Cash Collateral (MS Financial, Inc.) and addenda thereto (a copy of the Exhibits to the Order and addenda will be furnished to the Commission supplementally upon request)

                 10.1 Agreement to Transfer Collateral and Restructure Loan effective February 27, 1998 by and among Hibernia National Bank ("Hibernia"), Search Funding II, Inc., Registrant, Search Financial Services Holding Company, Search Financial Services of Florida, Inc., Search Financial Services of Georgia, Inc., Search Financial Services of Louisiana, Inc., Search Financial Services of Oklahoma, Inc., Search Financial Services of Puerto Rico, Inc., Search Financial Services of Tennessee, Inc. and Search Financial Services of Texas, Inc. (the "Search Parties") (a copy of the Exhibits to the Agreement to Transfer Collateral and Restructure Loan will be furnished to the Commission supplementally upon request)

                 10.2 First Amendment to Loan Agreement and Related Documents dated as of February 27, 1998 among the Search Parties and Hibernia

                 10.3 Promissory Note dated February 27, 1998 payable to the order of Hibernia in the principal amount of $14,000,000





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEARCH FINANCIAL SERVICES INC.



                                        By:          /s/ Ellis A. Regenbogen
                                             -----------------------------------
                                             Ellis A. Regenbogen
                                             Executive Vice President

Dated:   March 11, 1998





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
                                 EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
    2.1              Agreed Order Regarding Limited Use of Cash Collateral
                     (MS Financial, Inc.) and addenda thereto (a copy of
                     the Exhibits to the Order and addenda will be
                     furnished to the Commission supplementally upon
                     request)

    10.1 Agreement to Transfer Collateral and Restructure Loan effective February 27, 1998 by and among Hibernia
                     National Bank ("Hibernia"), Search Funding II, Inc.,
                     Registrant, Search Financial Services Holding
                     Company, Search Financial Services of Florida, Inc.,
                     Search Financial Services of Georgia, Inc., Search
                     Financial Services of Louisiana, Inc., Search
                     Financial Services of Oklahoma, Inc., Search
                     Financial Services of Puerto Rico, Inc., Search
                     Financial Services of Tennessee, Inc. and Search
                     Financial Services of Texas, Inc. (the "Search
                     Parties") (a copy of the Exhibits to the Agreement to Transfer Collateral and Restructure Loan will be furnished to the Commission supplementally upon request)

    10.2             First Amendment to Loan Agreement and Related
                     Documents dated as of February 27, 1998 among the Search Parties and Hibernia

    10.3             Promissory Note dated February 27, 1998 payable to
                     the order of Hibernia in the principal amount of
                     $14,000,000





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